LETTER TO SHAREHOLDERS                                   ACM Managed Income Fund
================================================================================

October 26, 1998

Dear Shareholder:

We are pleased to report to you on our investment strategy, performance and outlook of the ACM Managed Income Fund. The Fund's objective is to provide investors with a high level of total return by seeking both high current income and capital appreciation. The Fund invests primarily in U.S. Government securities and corporate fixed income securities, including higher yielding, lower-rated fixed income securities. In addition, the Fund may utilize certain other investment techniques, including investing in options and futures contracts.

INVESTMENT RESULTS

Over the past six and 12-month periods your Fund underperformed the benchmark. Although our U.S.
Treasury allocation posted strong gains, the portfolio's exposure to high-yield debt securities, which performed poorly over both periods, dampened performance relative to the benchmark. The strong gains made by the Fund early in the period were reversed in July and August when the Fund's high yield debt holdings experienced the sell-off discussed in the following commentary.

INVESTMENT RESULTS*
Periods Ended August 31, 1998

                                 Total Returns

                             6 Months     12 Months
                             --------     ---------

ACM Managed
 Income Fund                  -3.15%         8.74%

Lehman Brothers
 Aggregate Bond Index          4.58%        10.57%


* The Fund's investment results represent total returns and are based on the net asset value as of August 31, 1998. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

  The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed Securities Index, the Asset-Backed Securities Index and the
  Government/Corporate Bond Index. An investor cannot invest directly in an index.

MARKET OVERVIEW

Through the six-month period, the U.S. bond market recorded positive returns in an environment of healthy economic growth and low inflation. However, returns were dampened across all sectors of the U.S. bond market, except for the government sector, by events unfolding in the emerging markets. In May, renewed volatility in Asia, weakness in the yen and fiscal problems in Russia heightened investor concerns about all higher-yielding asset classes. This trend gained momentum in August when a collapse of the Russian financial system led to an abrupt sell-off across global credit sensitive bond and stock markets. During this volatile period the U.S. government sector, acting as a safe haven, posted the best return among the U.S. bond market sectors.

Up until July of 1998, the U.S. high-yield sector had posted the strongest return among the U.S. bond market sectors. Boosted by a healthy U.S. economy, low default rates and robust demand for higher-

                                                         ACM Managed Income Fund
================================================================================

yielding assets, prices for high-yield bonds reached new highs. However, in July, this rally came to an end when events in Russia prompted a general flight to quality, causing the high-yield sector to end the six-month period with the worst performance among the U.S. bond market sectors.

INVESTMENT STRATEGY

Over the six-month period ended August 31, 1998, we maintained a modestly barbelled duration structure among our U.S. Treasury holdings, using a combination of long- and short-maturity securities. Within our high yield allocation, we increased our holdings in the cable and telecommunications sectors. These sectors continue to benefit from positive earnings and merger activity.

OUTLOOK

Going forward, we anticipate slowing global growth and continued benign inflation as Asia exports cheaper goods to the world and imports less from abroad. In the U.S. we expect growth to continue slowing, with second half 1998 Gross Domestic Product (GDP) growth declining to 2.8%, and 1999 growth slowing further. Strong domestic demand will continue to be offset by weakening industrial production and a continued deterioration in the U.S. trade deficit. The combination of low U.S. inflation and slowing domestic and global growth will prompt one or more additional rate cuts before the end of 1998. We expect U.S. interest rates to remain low as the U.S. Treasury market will continue to provide a safe haven for investors during periods of volatility overseas.

We continue to view the high-yield sector favorably. The combination of moderate growth and low inflation provide an ideal environment for these securities. However, the importance of issuer selection will increase as the domestic economy slows and turmoil in global markets causes short-term price volatility. We will continue to review each security using a fundamental, bottom-up investment approach.

Thank you for your continued interest and investment in the ACM Managed Income Fund. We look forward to reporting its progress to you in the coming months.



Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President

PORTFOLIO OF INVESTMENTS
August 31, 1998                                          ACM Managed Income Fund
================================================================================

Moody's                                 Principal
Investor                                 Amount
Ratings+                                  (000)                            Value
--------------------------------------------------------------------------------
   U.S. GOVERNMENT
    OBLIGATIONS--65.0%
Aaa U.S. TREASURY BONDS--30.7%
    6.25%, 8/15/23...................   $ 1,250                      $ 1,385,157
    6.375%, 8/15/27..................     8,000                        9,112,504
    6.625%, 2/15/27..................    12,000                       14,070,012
    8.125%, 8/15/19..................     6,600                        8,782,132
    12.375%, 5/15/04.................    32,300                       43,816,985
    14.00%, 11/15/11.................     8,700                       13,746,009
                                                                    ------------
                                                                      90,912,799
                                                                    ------------

Aaa U.S. TREASURY NOTES--18.1%
    6.25%, 10/31/01..................    10,000                       10,359,380
    6.25%, 2/15/07...................    17,800                       19,157,268
    7.00%, 7/15/06...................    21,400                       23,974,698
                                                                    ------------
                                                                      53,491,346
                                                                    ------------

Aaa U.S. TREASURY STRIPS--16.2%
    Zero coupon, 5/15/09.............     2,880                        1,643,515
    Zero coupon, 5/15/10.............    19,130                       10,288,726
    Zero coupon, 2/15/11.............    16,500                        8,497,566
    Zero coupon, 5/15/14.............    65,100                       27,640,679
                                                                    ------------
                                                                      48,070,486
                                                                    ------------

   Total U.S. Government Obligations
    (cost $182,021,456)..............                                192,474,631
                                                                    ------------

   CORPORATE
    OBLIGATIONS--35.4%
   BROADCASTING
    & CABLE--1.7%
B3  Optel, Inc., Series B
     13.00%, 2/15/05(a)..............     5,000                        5,025,000
                                                                    ------------

   BUSINESS SERVICES--1.5%
B1  Geologistics Corp
     9.75%, 10/15/07.................     5,000                        4,575,000
                                                                    ------------

   COMMUNICATIONS--7.5%
Caa1 Caprock Communications
     Corp
     12.00%, 7/15/08(b)..............     4,000                        3,920,000
NR  Dobson Wireline
     Communications Corp
     12.25%, 6/15/08(b)..............     8,000                        7,440,000
NR  Exodus Communications,
     Inc
     11.25%, 7/01/08(b)..............     3,000                        2,745,000
B3  ICO Global
     Communications
     15.00%, 8/01/05(c)..............    $6,000                      $ 5,550,000
B3  Level 3 Communications,
     Inc
     9.125%, 5/01/08.................     3,000                        2,685,000
                                                                    ------------
                                                                      22,340,000
                                                                    ------------

   CONSUMER PRODUCTS
    & SERVICES--3.5%
B3  Riverwood
     International Corp
     10.625%, 8/01/07................     5,000                        4,575,000
NR  Waterford Gaming L.L.C
     12.75%, 11/15/03................     3,784                        4,162,400
B3  Zeta Consumer Products
     Corp
     11.25%, 11/30/07(b).............     3,500                        1,575,000
                                                                    ------------
                                                                      10,312,400
                                                                    ------------

   ENERGY--2.4%
B1  Chesapeake Energy Corp
     9.625%, 5/01/05(b)..............     2,000                        1,650,000
Caa2 Transamerican Energy,
     Inc., Series B
     11.50%, 6/15/02.................     9,000                        5,535,000
                                                                    ------------
                                                                       7,185,000
                                                                    ------------

   FOOD--1.5%
Caa1 Specialty Foods Corp
     Series B
     11.125%, 10/01/02...............     5,000                        4,337,500
                                                                    ------------
   INDUSTRIAL--3.2%
B2  Anchor Glass Corp
     11.25%, 4/01/05.................     2,500                        2,612,500
B2  Evenflo Company, Inc
     11.75%, 8/15/06(b)..............     3,800                        3,724,000
B3  MVE, Inc
     12.50%, 2/15/02.................     1,500                        1,440,000
B3  Wesco International, Inc
     11.125%, 6/01/08(b)(d)..........     3,000                        1,605,000
                                                                    ------------
                                                                       9,381,500
                                                                    ------------

METALS/MINERALS--1.0%
Caa1 Acme Metals, Inc
     10.875%, 12/15/07...............     4,613                        2,929,255
                                                                    ------------

PORTFOLIO OF INVESTMENTS (continued)                     ACM Managed Income Fund
================================================================================

Moody's                                           Principal
Investor                                           Amount
Ratings+                                           (000)               Value
--------------------------------------------------------------------------------
    OIL & GAS--1.5%
B3    Gothic Production Corp.
        Series B
        11.125%, 5/01/05...........                $5,500           $ 4,427,500
                                                                    -----------

    PLASTICS--1.8%
NR    Foamex L.P.
        13.50%, 8/15/05............                 5,000             5,525,000
                                                                    -----------

    SUPERMARKETS--0.5%
B3    The Pantry, Inc.
        10.25%, 10/15/07...........                 1,500             1,477,500
                                                                    -----------

    TELECOMMUNICATIONS--9.3%
B3    Iridium L.L.C.
        Capital Corp.
        Series B,
        14.00%, 7/15/05............                 6,000             5,610,000

NR    Knology Holdings, Inc.
        11.875%, 10/15/07(d).......                 6,500             3,315,000

NR    Long Distance Direct
        Holdings, Inc.
        12.25%, 4/15/08(b)(e)......                 4,000             3,840,000

B2    Orion Network
        Systems, Inc.
        11.25%, 1/15/07............                 4,950             5,333,625

NR    Pathnet, Inc.
        12.25%, 4/15/08(b)(f)......                 3,000             2,715,000

NR    Startec Global
        Communications Corp.
        12.00%, 5/15/08(b)(g)......                 3,000             2,685,000

NR    Winstar Communications
        Inc.
        10.00%, 3/15/08(b).........                 5,000             4,125,000
                                                                    -----------

                                                                     27,623,625
                                                                    -----------

      Total Corporate Obligations
        (cost $117,937,081)........                                 105,139,280
                                                                    -----------

                                                  Shares or
Moody's                                           Principal
Investor                                           Amount
Ratings+                                           (000)               Value
--------------------------------------------------------------------------------

    YANKEE OBLIGATIONS--7.1%

B3    Brunner Mond Group PLC
        11.00%, 7/15/08(b).........                $4,000           $ 3,620,000

B1    Centaur Mining
        & Exploration
        11.00%, 12/01/07...........                 3,000             2,775,000

B2    Central European Media
        Entertainment, Class A
        9.375%, 8/15/04............                 3,000             2,700,000

Ba1   Glencore Nickel
        Property Ltd.
        9.00%, 12/01/14............                 2,100             1,638,000

Caa3  Ionica PLC
        15.00%, 5/01/07(d).........                 7,500               412,500

B1    Mastellone Hermanos SA
        11.75%, 4/01/08(b).........                 4,000             2,810,000

B3    Northern Offshore ASA
        10.00%, 5/15/05(b).........                 5,000             4,187,500

B3    Panoceanic Bulk
        Carriers Ltd.
        12.00%, 12/15/07...........                 4,200             2,961,000
                                                                    -----------
      Total Yankee Obligations
        (cost $29,137,189).........                                  21,104,000
                                                                    -----------

      PREFERRED STOCK--1.0%

Caa   Nextel Communications,
        Inc., Series E
        11.125%, 2/15/10(h)
        (cost $3,181,697)..........                 3,172             3,021,330
                                                                    -----------

PORTFOLIO OF INVESTMENTS (continued)                     ACM Managed Income Fund
================================================================================

Moody's
Investor
Ratings+                                           Shares              Value
--------------------------------------------------------------------------------

    OTHER INVESTMENTS--0.1%

NR    Knology Holdings, Inc.
        Warrants, expiring
        10/15/07(i)(j)..................           2,500           $   10,000

NR    Microcell
        Telecommunications, Inc.
        Warrants, expiring
        6/01/06(i)(k)...................          12,000              148,200

NR    Orion Network
        Systems, Inc.
        Warrants, expiring
        1/15/07(i)(l)...................           4,950               71,775
                                                                   ----------

      Total Other Investments
        (cost $169,500).................                              229,975
                                                                   ----------

                                                  Principal
                                                   Amount
                                                   (000)               Value
--------------------------------------------------------------------------------

    TIME DEPOSIT--5.3%
      State Street Bank
        & Trust Co.
        5.25%, 9/01/98
        (cost $15,616,000)..............         $15,616         $ 15,616,000
                                                                 ------------

    TOTAL INVESTMENTS--113.9%
        (cost $348,062,923).............                          337,585,216

    Other assets less
      liabilities--(13.9%)..............                          (41,316,930)
                                                                 ------------

    NET ASSETS--100.0%..................                         $296,268,286
                                                                 ============

--------------------------------------------------------------------------------
+    Unaudited.
(a)  Consists of $5,000,000 senior notes and 5,000 shares of Common Stock.
(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1998, the market value of these securities aggregated $46,641,500 or 15.7% of net assets.
(c) Warrants are attached. Each warrant entitles the holder to purchase 19.85 shares of Common Stock at $13.20 per share.
(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.
(e) Warrants are attached. Each warrant entitles the holder to purchase 15.0874 shares of Common Stock at $.01 per share. The warrants are exercisable until 4/13/08.
(f) Warrants are attached. Each warrant entitles the holder to purchase 1.1 shares of Common Stock. The warrants are exercisable until 4/15/08.
(g) Warrants are attached. Each warrant entitles the holder to purchase 1.25141 shares of Common Stock at $24.20 per share. The warrants are exercisable until 5/15/08.
(h)  PIK Preferred, quarterly stock payments.
(i)  Non-income producing security.
(j) Each warrant entitles the holder to purchase .00373 shares of Common Stock. The warrants are exercisable until 10/15/07.
(k) Each warrant entitles the holder to purchase 3.072 shares of Common Stock. The warrants are exercisable until 6/01/06.
(l) Each warrant entitles the holder to purchase .8463 shares of Common Stock. The warrants are exercisable until 1/15/07.

     Glossary of Terms:
     NR--Not Rated
     PIK--Payment in Kind

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1998                                          ACM Managed Income Fund
================================================================================

ASSETS
 Investments in securities, at value (cost $348,062,923).......... $337,585,216
 Cash.............................................................          634
 Interest receivable..............................................    5,652,007
 Receivable for investment securities sold........................    1,965,000
 Prepaid expenses.................................................       12,971
                                                                   ------------
 Total assets.....................................................  345,215,828
                                                                   ------------

LIABILITIES
 Payable for investment securities purchased......................   48,531,883
 Advisory fee payable.............................................      151,382
 Administrative fee payable.......................................       46,578
 Accrued expenses and other liabilities...........................      217,699
                                                                   ------------
 Total liabilities................................................   48,947,542
                                                                   ------------
NET ASSETS........................................................ $296,268,286
                                                                   ============

COMPOSITION OF NET ASSETS:
 Preferred stock, $.01 par value per share; 1,900 shares
  Remarketed Preferred Stock authorized, 950 shares issued
  and outstanding at $100,000 per share liquidation preference.... $ 95,000,000
 Common stock, $.01 par value per share; 299,998,100 shares
  authorized, 22,390,264 shares issued and outstanding............      223,903
 Additional paid-in capital.......................................  201,543,815
 Undistributed net investment income..............................    3,418,254
 Accumulated net realized gain on investment transactions.........    6,560,021
 Net unrealized depreciation of investments.......................  (10,477,707)
                                                                   ------------
                                                                   $296,268,286
                                                                   ============

NET ASSET VALUE PER SHARE OF COMMON STOCK
 ($296,268,286 less Remarketed Preferred Stock at liquidation value of $95,000,000 divided by 22,390,264 shares of Common
  Stock outstanding)..............................................        $8.99
                                                                          =====
--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 1998                               ACM Managed Income Fund
================================================================================

INVESTMENT INCOME
 Interest................................................           $30,789,228
 Dividends...............................................               181,698

EXPENSES
 Advisory fees........................................... $1,995,558
 Administrative fee......................................    614,017
 Remarketed Preferred Stock-remarketing agent's fees.....    247,798
 Audit & legal...........................................     70,527
 Reports and notices to shareholders.....................     56,221
 Transfer agency.........................................     46,316
 Directors' fees and expenses............................     40,488
 Custodian...............................................     38,572
 Registration fees.......................................     35,072
 Taxes...................................................     22,425
 Miscellaneous...........................................     35,129
                                                         -----------
 Total expenses..........................................             3,202,123
                                                                    -----------
 Net investment income...................................            27,768,803
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain on investment transactions............            11,028,968
 Net change in unrealized appreciation of investments....           (15,421,654)
                                                                    -----------
 Net loss on investments.................................            (4,392,686)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS...............           $23,376,117
                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                   For the Year Ended August 31,
                                                                 --------------------------------
                                                                     1998                 1997
                                                                 ------------        ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income.......................................    $ 27,768,803        $ 26,388,799
 Net realized gain on investment transactions................      11,028,968          10,751,417
 Net change in unrealized appreciation
 (depreciation) of investments...............................     (15,421,654)          5,277,153
                                                                 ------------        ------------
 Net increase in net assets from operations..................      23,376,117          42,417,369

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Dividends From Net Investment Income:
  Common Stock...............................................     (20,855,196)        (19,578,018)
  Remarketed Preferred Stock.................................      (5,384,809)         (6,400,824)
 Distributions From Net Realized Gain on Investments:
  Common Stock...............................................        (462,408)                -0-

COMMON STOCK TRANSACTIONS
 Reinvestment of dividends resulting in the issuance
  of Common Stock............................................       3,920,134           3,987,994
                                                                 ------------        ------------
 Total increase..............................................         593,838          20,426,521

NET ASSETS:
 Beginning of year...........................................     295,674,448         275,247,927
                                                                 ------------        ------------
 End of year (including undistributed net investment
  income of $3,418,254 and $2,338,632, respectively).........    $296,268,286        $295,674,448
                                                                 ============        ============
-------------------------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
August 31, 1998                                          ACM Managed Income Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Managed Income Fund, Inc., (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. Government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to book and tax differences on accrual of income, resulted in a net increase in accumulated net realized gain on investment transactions and a decrease in undistributed net investment income. This reclassification had no effect on net assets.

NOTES TO FINANCIAL STATEMENTS (continued)                ACM Managed Income Fund
================================================================================

NOTE B: Advisory, Administrative Fees and
Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .65 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $1,400 during the year ended August 31, 1998.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to an annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities, short term investments and options) aggregated $271,165,647 and $275,001,578 respectively, for the year ended August 31, 1998. There were purchases of $252,793,679 and sales of $252,809,886 of U.S. government and government agency obligations for the year ended August 31, 1998. At August 31, 1998, the cost of investments for federal income tax purposes was $349,032,651. Accordingly, gross unrealized appreciation of investments was $13,076,212 and gross unrealized depreciation of investments was $24,523,647, resulting in net unrealized depreciation of $11,447,435.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized.

Common Stock

There are 22,390,264 shares of common stock outstanding at August 31, 1998. During the years ended August 31, 1998 and August 31, 1997, the Fund issued 404,189 and 433,096 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock

The Fund has issued and outstanding 950 shares of Remarketed Preferred Stock each at a liquidation value of $100,000 per share. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. The dividend rate on the Remarketed Preferred Stock is 5.60% and is effective through September 16, 1998.

--------------------------------------------------------------------------------

NOTE E: Year 2000 and Euro (Unaudited)

Many computer systems and applications in use today process transactions using two digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the year 2000 problem. In addition to the Year 2000 problem, the European Economic and Monetary Union has established a single currency, the Euro Currency ("Euro") that will replace the national currency of certain European countries effective January 1, 1999. Computer systems and applications must be adapted in order to be able to process Euro sensitive information accurately beginning in 1999. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 or Euro related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's

NOTES TO FINANCIAL STATEMENTS (continued)                ACM Managed Income Fund
================================================================================

shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem or Euro, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000 or the Euro, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that the Adviser, ("Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structure and coordinated process to deal with the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

With respect to the Euro, the Fund has been advised that Alliance has established a project team to assess changes that will be required in connection with the introduction of the Euro. Alliance reports that its project team has assessed all systems, including those developed or managed internally, as well as those provided by vendors, in order to determine the modifications that will be required to process accurately transactions denominated in Euro after 1998. At this time, management of Alliance expects that the required modifications for the introduction of the Euro will be completed and tested before the end of 1998. Management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Transfer Agent and Custodian that they are also in the process of reviewing their systems with the same goals. As of the date of this report the Fund and Alliance have no reason to believe that the Transfer Agent and Custodian will be unable to achieve these goals.

FINANCIAL HIGHLIGHTS                                     ACM Managed Income Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Year

                                                                                      Year Ended August 31,
                                                                        -------------------------------------------------
                                                                         1998       1997      1996       1995       1994
                                                                         ----       ----      ----       ----       ----
Net asset value, beginning of year..................................    $  9.13    $  8.36    $ 8.14    $ 7.99     $10.79
                                                                        -------    -------    ------    ------     ------
Income From Investment Operations
---------------------------------
Net investment income...............................................       1.24       1.20      1.20      1.18       1.16
Net realized and unrealized gain
  (loss) on investments and option
  transactions......................................................       (.18)       .76       .04       .30      (1.07)
                                                                        -------    -------    ------    ------     ------

Net increase in net asset value
  from operations...................................................       1.06       1.96      1.24      1.48        .09
                                                                        -------    -------    ------    ------     ------

Less: Dividends and Distributions
---------------------------------
Distributions to common shareholders:
  Dividends from net investment income..............................       (.94)      (.90)     (.83)     (.83)     (1.09)
  Distributions from net realized gains.............................       (.02)       -0-       -0-       -0-      (1.48)
  Distributions in excess of net
    investment income...............................................        -0-        -0-       -0-      (.09)      (.09)
  Tax return of capital distribution................................        -0-        -0-       -0-      (.16)      (.04)
Distributions to preferred shareholders:
  Common Stock equivalent of dividends
    paid to Remarketed Preferred
    shareholders....................................................       (.24)      (.29)     (.19)     (.25)      (.19)
                                                                        -------    -------    ------    ------     ------

Total dividends and distributions...................................      (1.20)     (1.19)    (1.02)    (1.33)     (2.89)
                                                                        -------    -------    ------    ------     ------

Net asset value, end of year........................................    $  8.99    $  9.13    $ 8.36    $ 8.14     $ 7.99
                                                                        =======    =======    ======    ======     ======

Market value, end of year...........................................    $8.6875    $10.000    $9.500    $9.375     $8.875
                                                                        =======    =======    ======    ======     ======

Total Return
------------
Total investment return based on: (a)
  Market value......................................................      (4.05)%    16.03%    11.39%    20.63%       .66%
  Net asset value...................................................       8.74%     20.38%    12.89%    16.34%     (4.42)%

Ratios/Supplemental Data
------------------------

Net assets, end of year (000's omitted).............................   $296,268   $295,674  $275,248  $266,569   $258,018
Ratio of expenses to average net assets (b).........................       1.04%      1.05%     1.09%     1.07%      1.14%
Ratio of net investment income to
  average net assets (b)............................................       9.04%      9.21%     9.30%     9.69%      8.32%
Portfolio turnover rate.............................................        157%       253%      360%      392%       366%

--------------------------------------------------------------------------------
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(b) The expense ratio and net investment income ratio do not reflect the effect of dividend payments to preferred shareholders.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                     ACM Managed Income Fund
================================================================================

To the Shareholders and Board of Directors
ACM Managed Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Income Fund, Inc. at August 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



                                                        /s/ Ernst & Young LLP

New York, New York
October 7, 1998

--------------------------------------------------------------------------------

Federal Income Tax Information (unaudited)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund made capital gain distribution of $462,408 during the fiscal year ended August 31, 1998 which are subject to a maximum tax rate of 20%. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.

ADDITIONAL INFORMATION                                   ACM Managed Income Fund
================================================================================

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

       (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

       (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

                                                         ACM Managed Income Fund
================================================================================

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, a Senior Vice President of the Fund.

Supplemental Proxy Information

The Annual Meeting of Shareholders of The ACM Managed Income Fund, Inc. was held on May 28, 1998. The description of each proposal and number of shares voted at the meeting are as follows:

                                                    Shares        Shares Voted
                                                   Voted For   Without Authority
--------------------------------------------------------------------------------
1.  To elect directors:   Class One Nominees
                          (term expires in 2001)

                          John H. Dobkin          15,354,880        289,065
                          Clifford L. Michel      15,375,408        268,537
                          Donald J. Robinson      15,375,408        268,537

                          Class Two Nominees
                          (term expires in 1999)

                          William H. Foulk, Jr.   15,374,926        269,019


                                        Shares      Shares Voted     Shares
                                       Voted For      Against      Abstaining
--------------------------------------------------------------------------------
2. To ratify the selection of
Ernst & Young LLP as the Fund's
independent auditors for the Fund's
fiscal year ending August 31, 1998:   15,382,120       101,050       160,775

                                                         ACM Managed Income Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Donald J. Robinson (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Robert C. White (1)


OFFICERS

Wayne D. Lyski, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Wayne C. Tappe, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller


ADMINISTRATOR

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095


COMMON STOCK:
CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004


PREFERRED STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR

IBJ Schroder Bank & Trust Co.
1 State Street
New York, NY 10004


INDEPENDENT AUDITORS
Ernst & Young LLP

787 Seventh Avenue
New York, NY 10019

--------------------------------------------------------------------------------

(1) Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

ACM Managed Income Fund

Summary of General Information

The Fund

ACM Managed Income Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide investors with a high level of total return by seeking both high current income and capital appreciation. In seeking this objective the Fund will invest primarily in U.S. Government securities and corporate fixed income securities. In addition, the Fund may utilize certain other investment techniques, including options and futures contracts.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

ACM Managed Income Fund
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL [LOGO](R)

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MIFSR

--------------------------------------------------------------------------------

                                      ACM
                             --------------------
                                    Managed
                             --------------------
                                  Income Fund
                             --------------------



                                      Annual Report
                                      August 31, 1998



                                      Alliance(R)
--------------------------------------------------------------------------------